Loss on Settlement of Debt	9 Months Ended
Sep. 30, 2023
Loss On Settlement Of Debt
Loss on Settlement of Debt

Note 8 – Loss on Settlement of Debt

On June 1, 2023, the Company agreed to a settlement of a debt in the amount of $1,167,011 and interest payable of $47,188 owed by the Company to Emblaze, a related party, under two Loan Authorization and Agreements dated April 1, 2022 and December 31, 2022, in the principal amounts of $237,610 and $929,401, respectively, and interest payable of $10,012 and $37,176, respectively, as part of the Vybe Sales Agreement with Emblaze.

The transaction is recorded as follows at the date of this transaction:

June 1,
2023

Total due to and due from between Limitless X and Vybe before deconsolidation:
Due to Emblaze One, Inc. by Limitless X	$1,167,011
Interest payable	47,188
Due from Vybe Labs, Inc. by Limitless X	(1,356,750)

Net due to (from)	$(142,551)

Net amount of deconsolidation – Recorded as a Loss on Settlement of Debt	$142,551